                                                                  EXHIBIT 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K/A (Amendment No. 2), into Simon Property Group, L.P.'s previously filed Registration Statement File No. 33-98364.





                                                       Arthur Andersen LLP
                                                       ARTHUR ANDERSEN LLP



Indianapolis, Indiana,
November 13, 1996


























                                      42